UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

STARGUIDE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-237681	61-1817627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

300 E 2nd St

Ste 1510PMB 5010

Reno, NV 89501

  (Address of Principal Executive Offices)

(702) 664-0097

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On June 7, 2023, MICHAEL GILLESPIE & ASSOCIATES, PLLC (“Gillespie”) was dismissed as the independent registered public accounting firm for Starguide Group Inc (the “Company”). The decision to dismiss Gillespie was approved by the Board of Directors of the Company. The dismissal is effective immediately.

During the years ended January 31, 2023 and 2022 and the subsequent interim period through April 30, 2023, there were no: (1) disagreements with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Gillespie on the consolidated financial statements of the Company as of and for the years ended January 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: Before filing this Current Report on Form 8-K with the SEC, the Company provided Gillespie with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Gillespie issue a letter, addressed to the SEC, stating whether or not Gillespie agrees with the statements contained in this Item 4.01(a). A copy of Gillespie’s letter dated June 6, 2023, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Also on June 7, 2023, the Board of Directors of the Company approved the engagement of JP Centurion & Partners PLT (“Centurion”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended January 31, 2024, effective immediately.

During the fiscal years ended January 31, 2022, and 2023, and the subsequent interim periods through April 30, 2023, neither the Company nor anyone acting on its behalf has consulted with Centurion regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Centurion concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARGUIDE GROUP, INC.

Date: June 7, 2023	By:	/s/ Lu Mei Xian
Name: Lu Mei Xian
Title: President

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